BLACKROCK FUNDS

Circle Reserve Fund

(the “Fund”)

Supplement dated December 3, 2025 to the Prospectus of the Fund dated August 28, 2025

On November 18, 2025, the Board of Trustees (the “Board”) of BlackRock Funds (the “Trust”) approved a change in the Fund’s net asset valuation calculation time and changes in the cut-off times for purchases and redemptions for the Fund.

Accordingly, effective on or about February 2, 2026, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Account Information—How to Buy and Sell Shares—How to Buy Shares—Initial Purchase—Submit your purchase order” is hereby deleted in its entirety and replaced with the following:

Purchase orders received by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), before 5:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and if you send your payment by Federal funds or other immediately available funds no later than the close of the federal funds wire (normally 6:45 p.m. (Eastern time)) you will receive that day’s dividends. Purchase orders placed after 4:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. You may transmit trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

NAV is calculated for Institutional Shares of the Fund as of 5:00 p.m. (Eastern time), each business day. Shares will be priced on days that both the New York Stock Exchange (the “NYSE”) and the Federal Reserve Bank of Philadelphia are open (each such day, a “business day”). The Fund may elect, in its discretion, to be open on days when the NYSE is closed due to an emergency. Both the NYSE and the Federal Reserve Bank of Philadelphia are closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the only scheduled days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veteran’s Day. The only scheduled day on which the Federal Reserve Bank of Philadelphia is open and the NYSE is closed is Good Friday.

Purchase orders placed after 5:00 p.m. (Eastern time) will be priced at the NAV determined on the next business day.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Purchase by Telephone: Call (800) 441-7450 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase by Internet: Purchase orders may be placed through the Fund’s internet-based order entry program.

Purchase orders placed prior to the close of business of the Fund will be priced at the NAV determined that day. Purchase orders placed after 4:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. You may transmit your trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason. Limits on amounts that may be purchased via Internet may vary. Please contact BlackRock for more information.

The section of the Prospectus entitled “Account Information —How to Buy and Sell Shares—How to Sell Shares—Full or Partial Redemptions of Shares—Selling shares directly held by BlackRock” is hereby deleted in its entirety and replaced with the following:

Please indicate that you are redeeming Institutional Shares. The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to the Fund prior to that day’s close of business (generally, 5:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the NAV at the close of business on the next business day. The Fund may reject an order to sell shares under certain circumstances. Redemption orders placed after 4:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program.

You may transmit your trades during the next time window when internet-based trading resumes. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Methods of Redeeming

Redeem by Telephone: Certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7450 for details.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by Internet: You may redeem in your account through the Fund’s internet-based order entry program. Proceeds from internet redemptions may be sent via wire to the bank account of record. Redemption orders placed after 4:55 p.m. (Eastern time) on the Fund’s internet-based order entry program will not be transmitted by the program. You may transmit your trades during the next time window internet-based trading resumes. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Payment of Redemption Proceeds

Payment by Wire Transfer: Proceeds for redeemed shares for which a redemption order is received before 5:00 p.m. (Eastern time) on a business day are normally paid in Federal funds wired on the same business day, provided that the Fund’s custodian is also open for business. Proceeds for redemption orders received on a day when the Fund’s custodian is closed are normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

If you have given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Fund. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Shareholders should retain this Supplement for future reference.

PRO-CRF-1225SUP

3